EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Emerge Energy Services LP (the “Partnership”) on Form 10-Q for the quarterly period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,  Rick Shearer, President and Chief Executive Officer of Emerge Energy Services GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: September 9, 2016

	By:	/s/ Rick Shearer
Rick Shearer
President and Chief Executive Officer of Emerge Energy Services GP LLC (the general partner of Emerge Energy Services LP)

The foregoing certification is being furnished to the U.S. Securities and Exchange Commission as an exhibit to the Report.